EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FIRST QUARTER 2025 FINANCIAL RESULTS

•Subscription revenue of $70.8 million in the first quarter, up 10% year-over-year.
•Subscription gross margin of 79% and non-GAAP subscription gross margin of 81% in the first quarter, an improvement of more than 160 basis points year-over-year.
•Improved operating cash flow in the first quarter by 126% year-over-year.

HOUSTON – May 1, 2025 — PROS Holdings, Inc. (NYSE: PRO), a leading provider of AI-powered SaaS pricing and selling solutions, today announced financial results for the first quarter ended March 31, 2025.

“I’m incredibly proud of our team for delivering a strong start to 2025, exceeding the high-end of our guidance ranges across all metrics and driving an impressive $6.0 million improvement to free cash flow year-over-year,” stated CEO Andres Reiner. “These results underscore the significant role of the PROS Platform in an increasingly volatile market, where AI-powered, predictive capabilities are mission critical to outpacing uncertainty and outperforming the market.”

First Quarter 2025 Financial Highlights

Key financial results for the first quarter 2025 are shown below. Throughout this press release all dollar figures are in millions, except net earnings (loss) per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q1 2025	Q1 2024	Improvement	Q1 2025	Q1 2024	Improvement
Revenue:
Total Revenue	$86.3	$80.7	7%	n/a	n/a	n/a
Subscription Revenue	$70.8	$64.3	10%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$73.6	$67.9	8%	n/a	n/a	n/a
Profitability:
Gross Profit	$58.4	$51.9	13%	$60.0	$53.9	11%
Operating (Loss) Income	$(3.8)	$(10.3)	$6.5	$7.8	$3.7	111%
Net (Loss) Income	$(3.7)	$(11.4)	$7.7	$6.4	$2.0	216%
Net (Loss) Earnings Per Share	$(0.08)	$(0.24)	$0.16	$0.13	$0.04	$0.09
Adjusted EBITDA	n/a	n/a	n/a	$8.7	$4.6	90%
Cash:
Net Cash Provided by (Used in) Operating Activities	$1.2	$(4.6)	126%	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$1.1	$(4.9)	123%
The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Welcomed many new customers who are adopting the PROS Platform such as Air Haifa, Air Mauritius, APR Supply, Grundfos, Ista, NSG Piklington, REPA, Softcat, and Southwest, among others.

•Expanded adoption of the PROS Platform within existing customers including ADI Distribution, Air Canada, Digi-Key, Holcim, ITA Airways, Medtronic, Moove, Porter, and SATA, among others.

•Earned recognition as a Leader in The Forrester Wave™: Configure, Price, Quote (CPQ) Solutions, Q1 2025—receiving the highest possible scores across most of the evaluation’s criteria—on the heels of Leader rankings in the Gartner Magic Quadrant and IDC MarketScape for CPQ; recognition from all three major analyst firms underscores our relentless focus on AI innovation that drives profitable growth for our customers.

•Won the 2025 Artificial Intelligence Excellence Award in the Software Company category, presented by the Business Intelligence Group, recognizing PROS innovation leadership in AI applications that are driving transformation and shaping the future of intelligent commerce.

•Introduced PROS Sales Agent and PROS Rebate Agent as two of the many agentic AI innovations PROS will unveil at the upcoming Outperform with PROS 2025 conference where we will showcase how combining PROS predictive, prescriptive, and agentic AI innovations drives measurable outcomes for businesses

•Announced a dedicated investor Q&A session at 7:15 am PT on May 14, 2025 during the upcoming Outperform with PROS 2025 conference in Las Vegas, NV; both in-person registration and a webcast option for virtual attendees are available.

Financial Outlook

PROS currently anticipates the following based on an estimated 48.2 million diluted weighted average shares outstanding for the second quarter of 2025 and a 22% non-GAAP estimated tax rate for the second quarter and full year 2025.

	Q2 2025 Guidance	v. Q2 2024 at Mid-Point	Full Year 2025 Guidance	v. Prior Year at Mid-Point
Total Revenue	$87.0 to $88.0	7%	$360.0 to $362.0	9%
Subscription Revenue	$72.0 to $72.5	10%	$294.0 to $296.0	11%
Subscription ARR	n/a	n/a	$308.0 to $311.0	10%
Non-GAAP Earnings Per Share	$0.04 to $0.06	$(0.02)	n/a	n/a
Adjusted EBITDA	$4.0 to $5.0	(14)%	$42.0 to $44.0	43%
Free Cash Flow	n/a	n/a	$40.0 to $44.0	61%
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, May 1, 2025, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, May 8, 2025, 11:59 PM ET at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13752501.

About PROS

PROS Holdings, Inc. (NYSE: PRO) helps the world’s leading companies outperform across the top and bottom line. Leveraging leadership in revenue and pricing science, the PROS Platform combines predictive AI, real-time analytics and powerful automation to dynamically match offer to buyer and price to product, accelerating revenue growth and maximizing profit. With solutions spanning pricing, revenue management, offer marketing and CPQ, PROS helps businesses optimize transactions across every channel. Learn more at pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security, data localization and AI laws, (t) the rapid adoption, evolution, and understanding of AI, (u) our debt repayment obligations, (v) the timing of revenue recognition and cash flow from operations, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP subscription margin, non-GAAP income (loss) from operations or non-GAAP operating income (loss), subscription annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss), and non-GAAP earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of income (loss) by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of income (loss) by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP financial measures to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, subscription annual recurring revenue, non-GAAP earnings (loss) per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation and amortization of acquisition-related intangibles. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
Non-GAAP earnings (loss) per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt premium and issuance costs, and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP earnings (loss) per share are calculated by dividing estimates for non-GAAP net income (loss) by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Premium and Issuance Costs: Amortization of debt premium and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Subscription Annual Recurring Revenue: Subscription Annual Recurring Revenue ("subscription ARR") is used to assess the trajectory of our cloud business. Subscription ARR means, as of a specified date, the contracted subscription revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions. Subscription ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5879
ir@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	March 31, 2025	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$160,023	$161,983
Trade and other receivables, net of allowance of $991 and $922, respectively	68,936	64,982
Deferred costs, current	4,757	4,634
Prepaid and other current assets	10,346	7,517
Total current assets	244,062	239,116
Restricted cash	10,000	10,000
Property and equipment, net	18,870	19,745
Operating lease right-of-use assets	19,579	16,066
Deferred costs, noncurrent	12,408	11,515
Intangibles, net	6,071	7,044
Goodwill	107,224	107,278
Other assets, noncurrent	8,945	9,138
Total assets	$427,159	$419,902
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$5,314	$8,589
Accrued liabilities	15,827	14,085
Accrued payroll and other employee benefits	15,321	27,117
Operating lease liabilities, current	6,024	6,227
Deferred revenue, current	146,113	130,977
Total current liabilities	188,599	186,995
Deferred revenue, noncurrent	5,033	5,438
Convertible debt, net, noncurrent	270,424	270,797
Operating lease liabilities, noncurrent	27,347	23,870
Other liabilities, noncurrent	1,569	1,505
Total liabilities	492,972	488,605
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 52,477,489 and 52,083,732 shares issued, respectively; 47,796,766 and 47,403,009 shares outstanding, respectively	52	52
Additional paid-in capital	641,750	634,212
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(671,416)	(667,727)
Accumulated other comprehensive loss	(6,352)	(5,393)
Total stockholders’ (deficit) equity	(65,813)	(68,703)
Total liabilities and stockholders’ (deficit) equity	$427,159	$419,902

PROS Holdings, Inc.
Condensed Consolidated Statements of Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue:
Subscription	$70,830	$64,349
Maintenance and support	2,730	3,595
Total subscription, maintenance and support	73,560	67,944
Services	12,762	12,744
Total revenue	86,322	80,688
Cost of revenue:
Subscription	14,549	14,613
Maintenance and support	1,701	1,862
Total cost of subscription, maintenance and support	16,250	16,475
Services	11,682	12,358
Total cost of revenue	27,932	28,833
Gross profit	58,390	51,855
Operating expenses:
Selling and marketing	24,008	22,682
Research and development	22,607	24,413
General and administrative	15,600	15,062
Loss from operations	(3,825)	(10,302)
Convertible debt interest and amortization	(1,128)	(1,202)
Other income, net	1,912	458
Loss before income tax provision	(3,041)	(11,046)
Income tax provision	648	311
Net loss	$(3,689)	$(11,357)

Net loss per share:
Basic and diluted	$(0.08)	$(0.24)
Weighted average number of shares:
Basic and diluted	47,650	46,817

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Operating activities:
Net loss	$(3,689)	$(11,357)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,858	2,204
Amortization of debt premium and issuance costs	(303)	(284)
Share-based compensation	10,669	12,700
Provision for credit losses	154	149
Gain on lease modification	—	(697)
Loss on disposal of assets	—	774
Changes in operating assets and liabilities:
Trade and other receivables	(4,302)	(2,098)
Deferred costs	(1,016)	606
Prepaid expenses and other assets	(2,766)	1,070
Operating lease right-of-use assets and liabilities	(209)	(848)
Accounts payable and other liabilities	(3,701)	(637)
Accrued liabilities	1,708	2,327
Accrued payroll and other employee benefits	(11,775)	(16,611)
Deferred revenue	14,587	8,058
Net cash provided by (used in) operating activities	1,215	(4,644)
Investing activities:
Purchases of property and equipment	(103)	(223)
Capitalized internal-use software development costs	—	(17)
Investment in equity securities	—	(113)
Proceeds from equity securities	118	—
Net cash provided by (used in) investing activities	15	(353)
Financing activities:
Proceeds from employee stock plans	1,030	1,024
Tax withholding related to net share settlement of stock awards	(4,161)	(8,338)
Net cash used in financing activities	(3,131)	(7,314)
Effect of foreign currency rates on cash	(59)	(13)
Net change in cash, cash equivalents and restricted cash	(1,960)	(12,324)
Cash, cash equivalents and restricted cash:
Beginning of period	171,983	178,747
End of period	$170,023	$166,423

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$160,023	$156,423
Restricted cash	10,000	10,000
Total cash, cash equivalents and restricted cash	$170,023	$166,423

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended March 31,		Year over Year
	2025	2024	% change
GAAP gross profit	$58,390	$51,855	13%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	629	953
Share-based compensation	977	1,068
Non-GAAP gross profit	$59,996	$53,876	11%

Non-GAAP gross margin	69.5%	66.8%

GAAP loss from operations	$(3,825)	$(10,302)	(63)%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	953	1,301
Share-based compensation	10,669	12,700
Total non-GAAP adjustments	11,622	14,001
Non-GAAP income from operations	$7,797	$3,699	111%

Non-GAAP income from operations % of total revenue	9.0%	4.6%

GAAP net loss	$(3,689)	$(11,357)	(68)%
Non-GAAP adjustments:
Total non-GAAP adjustments affecting loss from operations	11,622	14,001
Amortization of debt premium and issuance costs	(373)	(353)
Tax impact related to non-GAAP adjustments	(1,158)	(262)
Non-GAAP net income	$6,402	$2,029	216%

Non-GAAP earnings per share	$0.13	$0.04

Shares used in computing non-GAAP earnings per share	48,022	47,889

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Cost of Subscription Items
Amortization of acquisition-related intangibles	629	953
Share-based compensation	247	202
Total cost of subscription items	$876	$1,155

Cost of Maintenance Items
Share-based compensation	95	137
Total cost of maintenance items	$95	$137

Cost of Services Items
Share-based compensation	635	729
Total cost of services items	$635	$729

Sales and Marketing Items
Amortization of acquisition-related intangibles	324	348
Share-based compensation	2,686	3,628
Total sales and marketing items	$3,010	$3,976

Research and Development Items
Share-based compensation	2,352	3,531
Total research and development items	$2,352	$3,531

General and Administrative Items
Share-based compensation	4,654	4,473
Total general and administrative items	$4,654	$4,473

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Adjusted EBITDA
GAAP Loss from Operations	$(3,825)	$(10,302)
Amortization of acquisition-related intangibles	953	1,301
Share-based compensation	10,669	12,700
Depreciation and other amortization	905	903
Capitalized internal-use software development costs	—	(17)
Adjusted EBITDA	$8,702	$4,585

Net Cash Provided by (Used in) Operating Activities	$1,215	$(4,644)
Purchase of property and equipment	(103)	(223)
Capitalized internal-use software development costs	—	(17)
Free Cash Flow	$1,112	$(4,884)

Guidance
	Q2 2025 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(9,900)	$(8,900)
Amortization of acquisition-related intangibles	1,000	1,000
Share-based compensation	12,000	12,000
Depreciation and other amortization	900	900
Adjusted EBITDA	$4,000	$5,000

	Full Year 2025 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(13,100)	$(11,100)
Amortization of acquisition-related intangibles	3,800	3,800
Share-based compensation	47,700	47,700
Depreciation and other amortization	3,600	3,600
Adjusted EBITDA	$42,000	$44,000

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)
(In thousands)
(Unaudited)

	Three Months Ended March 31,		Year over Year
	2025	2024	% change
GAAP subscription gross profit	$56,281	$49,736	13%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	629	953
Share-based compensation	247	202
Non-GAAP subscription gross profit	$57,157	$50,891	12%

Non-GAAP subscription gross margin	80.7%	79.1%